UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2786

DWS High Income Series

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2007

Semiannual Report
to Shareholders

DWS High Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read the fund's prospectus for specific details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are .94%, 1.67%, 1.67% and .67% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/07
DWS High Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	6.49%	10.43%	9.11%	9.94%	5.93%
Class B	5.87%	9.54%	8.21%	9.03%	5.04%
Class C	5.89%	9.60%	8.26%	9.07%	5.05%
Credit Suisse High Yield Index+	7.59%	11.82%	8.73%	11.17%	7.25%
DWS High Income Fund	6-Month‡	1-Year	3-Year	Life of Class*
Institutional Class	6.44%	10.75%	9.44%	13.36%
Credit Suisse High Yield Index+	7.59%	11.82%	8.73%	13.23%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/07	$ 5.47	$ 5.46	$ 5.47	$ 5.47
9/30/06	$ 5.37	$ 5.37	$ 5.38	$ 5.38
Distribution Information: Six Months as of 3/31/07: Income Dividends	$ .24	$ .22	$ .22	$ .25
March Income Dividend	$ .0375	$ .0337	$ .0340	$ .0389
SEC 30-day Yield*	6.82%	6.40%	6.39%	7.38%
Current Annualized Distribution Rate*	8.23%	7.41%	7.46%	8.53%
* The SEC yield is net investment income per share earned over the month ended March 31, 2007, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — High Current Yield Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	172	of	445	39
3-Year	58	of	382	16
5-Year	93	of	315	30
10-Year	51	of	126	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/07
DWS High Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,546	$12,403	$15,335	$16,997
	Average annual total return	5.46%	7.44%	8.93%	5.45%
Class B	Growth of $10,000	$10,654	$12,470	$15,307	$16,345
	Average annual total return	6.54%	7.64%	8.89%	5.04%
Class C	Growth of $10,000	$10,960	$12,689	$15,432	$16,367
	Average annual total return	9.60%	8.26%	9.07%	5.05%
Credit Suisse High Yield Index+	Growth of $10,000	$11,182	$12,856	$16,982	$20,130
	Average annual total return	11.82%	8.73%	11.17%	7.25%
DWS High Income Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,107,500	$1,310,900	$1,782,600
	Average annual total return	10.75%	9.44%	13.36%
Credit Suisse High Yield Index+	Growth of $1,000,000	$1,118,200	$1,285,600	$1,766,400
	Average annual total return	11.82%	8.73%	13.23%

The growths of $10,000 and $1,000,000 are cumulative.

The minimum investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2006 to March 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2007
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,064.90	$ 1,058.70	$ 1,058.90	$ 1,064.40
Expenses Paid per $1,000*	$ 4.94	$ 9.19	$ 8.83	$ 3.45
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,020.14	$ 1,016.01	$ 1,016.36	$ 1,021.59
Expenses Paid per $1,000*	$ 4.84	$ 9.00	$ 8.65	$ 3.38
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS High Income Fund	.96%	1.79%	1.72%	.67%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Gary Sullivan discusses DWS High Income Fund's strategy and the market environment during the six-month period ended March 31, 2007.

Q: How did the high-yield bond market perform during the semiannual period?

A: High-yield bonds continued to perform well during the past six months despite a brief flight out of higher-risk assets in the latter part of the period. From October through mid-February, the asset class remained supported by a generally favorable market environment and continued strength in investors' risk appetites. High-yield slumped in the final month and half, however, as a "flight to quality" was sparked by a litany of factors: rising oil prices, tension in the Middle East, a sharp one-day drop in China's stock market, and worries that weakness in the sub-prime mortgage market would spread to the rest of the US economy. Despite the weakness in late February and March, the fund's benchmark — the Credit Suisse High Yield Index — returned 7.59% for the six months, which compared favorably with the return for the bond market as a whole, as measured by the 2.76% of the Lehman Aggregate Bond Index.1

1 Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum one-year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The solid fundamental underpinning of the high-yield asset class was the key factor in its outperformance. US economic growth has been strong enough to allow corporations to maintain strong financial positions, yet not so strong as to compel the US Federal Reserve Board (the Fed) to resume raising interest rates. The robust health of high-yield companies is illustrated by the continued low level of defaults: as of March 31, 2007, Moody's 12-month rolling default rate stood at 1.4%, compared with 1.6% at the end of 2006.2 Comparatively, the average default rate since 1986 is about 4.85%. As a result, the spread between the yield of the high-yield asset class and the yield on comparable Treasuries closed the period near record low levels at 316 basis points (3.16 percentage points), below the 334 basis points level of a year earlier.3

2 Source: Moody's Investors Service
3 Source: Credit Suisse. The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the Credit Suisse High Yield Index from January 31, 1986 to March 31, 2007. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

Q: How did the fund perform?

A: The fund's Class A shares returned 6.49% during the semiannual period, compared with the 7.59% return of the benchmark and the 6.73% average return of the 458 funds in its Lipper peer group, High Current Yield Funds. More notably, the fund remains ahead of its peer group average over the one-, three-, five-, 10- and 15-year time frames, finishing in the top 39%, 16%, 30%, 41% and 37% of the group during those intervals.4

4 Lipper's High Current Yield Funds Category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper Category. The fund ranked 172, 58, 93, 51 and 17 for the 1-, 3-, 5-, 10- and 15-year periods as of March 31, 2007. There were 445, 382, 315, 126 and 45 funds, respectively, in Lipper's High Current Yield Funds Category. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of March 31, 2007.

(Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

Q: What individual securities helped and hurt performance?

A: Given the fund's bottom-up approach, individual security performance is typically the primary driver of its return. Top contributors to performance included the fund's positions in Young Broadcasting Inc., which benefited from a better outlook for the broadcasting sector overall; and Wolverine Tube Inc., whose credit quality improved following its announcement of a recapitalization plan designed to strengthen its balance sheet, reduce its financing costs and enhance its overall capital structure. Also benefiting performance were the fund's holdings in Resorts International and Celanese Corp., both of which refinanced a portion of their existing debt. This involved the two companies retiring their bonds — which the fund held — by buying them back at a premium.

Leading individual detractors from performance were holdings the fund did not own: the distressed securities of Calpine Corp. and Adelphia Communications Corp., both of which are benchmark components that outperformed during the past six months. Similarly, an underweight in the newly-issued bonds of Freeport McMoran Copper and Gold Inc., which it issued to fund the purchase of its competitor Phelps Dodge, dampened relative performance when the bonds traded higher.5

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Also detracting was an overweight position in the bonds of the homebuilder Hovanian Enterprises, Inc., which was hurt by concerns about the housing slowdown. Still, performance was helped by the portfolio's underweight position in the homebuilding sector as a whole. The fund's holding in French Lick Resorts and Casinos lost ground following the company's announcement that the opening of a new resort would be delayed. We view this as a short-term problem, and we continue to hold the bond in the portfolio on the view that it offers a favorable risk/reward profile. Finally, the fund's relative performance was hurt by having no exposure to the airlines sector, a group that performed very well during the past six months.

Q: Outside of individual security selection, what factors helped and hurt performance?

A: An element of the fund's positioning that weighed on relative performance was its position in yield-to-call securities. "Yield-to-call" measures the yield that would be realized on a callable bond in the event that the bond was redeemed by the issuer on the next available call date. (A bond is called when it is redeemed before its maturity by the issuer, typically at a premium.) Our increased weighting on this area was not the result of a top-down decision, but rather it was the result of our finding a number of yield-to-call securities that offered attractive risk-adjusted relative value. Unfortunately, this type of issue — which is typically viewed as being lower-risk — lagged the overall market. As a result, our increased weighting in this area detracted from performance.

Q: What is your view on the high-yield market as a whole?

A: High-yield spreads remain at record lows on a historical basis, but we believe this is justified due to the continued strength in the fundamentals of the asset class. The prospect of a soft landing for the US economy, together with the continued improvement in the credit quality of high-yield issuers, provides a firm underpinning for continued outperformance. While it is possible that the default rate will tick higher from its exceptionally low level, we do not foresee a significant rise. As a result, the higher coupon rates of the asset class should help drive continued outperformance versus other areas of the fixed income market through the remainder of the year.

Overall, we remain focused on adding value by emphasizing fundamental analysis and searching for individual securities with the most attractive risk-adjusted relative value.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	3/31/07	9/30/06

Corporate Bonds	85%	84%
Foreign Bonds — US$ Denominated	12%	13%
Foreign Bonds — Non US$ Denominated	2%	1%
Other Investments	1%	1%
Cash Equivalents, net	—	1%
	100%	100%
Corporate and Foreign Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	3/31/07	9/30/06

Consumer Discretionary	25%	26%
Materials	14%	15%
Financials	14%	13%
Industrials	11%	10%
Telecommunication Services	9%	8%
Utilities	8%	9%
Energy	7%	9%
Information Technology	5%	4%
Consumer Staples	3%	3%
Health Care	3%	2%
Sovereign Bonds	1%	1%
	100%	100%
Quality	3/31/07	9/30/06

Cash Equivalents	—	1%
BBB	4%	4%
BB	28%	29%
B	54%	51%
CCC	13%	14%
D	1%	1%
	100%	100%

Asset allocation, corporate and foreign bond diversification and quality are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	3/31/07	9/30/06

Less than 1 year	13%	12%
1-4.99 years	41%	47%
5-6.99 years	32%	14%
7 years or greater	14%	27%
	100%	100%

Effective maturity is subject to change.

For complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2007 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 84.2%
Consumer Discretionary 22.8%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK) (b)	2,949,635	3,318,339
Affinia Group, Inc., 9.0%, 11/30/2014	6,005,000	6,095,075
Alliance One International, Inc., 144A, 8.5%, 5/15/2012	1,700,000	1,713,748
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	9,013,000	9,170,727
American Achievement Corp., 8.25%, 4/1/2012	1,705,000	1,739,100
American Media Operations, Inc., Series B, 10.25%, 5/1/2009 (b)	2,275,000	2,155,563
Asbury Automotive Group, Inc.:
144A, 7.625%, 3/15/2017	3,960,000	3,969,900
8.0%, 3/15/2014	1,690,000	1,728,025
Buffets, Inc., 12.5%, 11/1/2014	2,280,000	2,371,200
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014 (b)	3,440,000	3,508,800
Cablevision Systems Corp., Series B, 9.87%**, 4/1/2009	1,972,000	2,090,320
Caesars Entertainment, Inc., 8.875%, 9/15/2008	4,105,000	4,279,463
Charter Communications Holdings LLC:
8.625%, 4/1/2009	270,000	270,000
10.25%, 9/15/2010	18,650,000	19,675,750
Series B, 10.25%, 9/15/2010	5,540,000	5,837,775
11.0%, 10/1/2015 (b)	17,769,000	18,435,337
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	4,409,000	3,692,538
CSC Holdings, Inc.:
7.25%, 7/15/2008	3,185,000	3,228,794
7.875%, 12/15/2007	10,350,000	10,466,437
Series B, 8.125%, 7/15/2009	1,115,000	1,154,025
Series B, 8.125%, 8/15/2009 (b)	1,125,000	1,164,375
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	1,100,000	1,172,875
Dex Media East LLC/Financial, 12.125%, 11/15/2012	31,250,000	34,179,687
EchoStar DBS Corp.:
6.625%, 10/1/2014	4,985,000	5,016,156
7.125%, 2/1/2016	3,820,000	3,944,150
Foot Locker, Inc., 8.5%, 1/15/2022	1,168,000	1,197,200
Ford Motor Co., 7.45%, 7/16/2031 (b)	3,520,000	2,723,600
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	12,555,000	10,546,200
General Cable Corp.:
144A, 7.125%, 4/1/2017	3,025,000	3,043,906
144A, 7.725%**, 4/1/2015	4,230,000	4,230,000
General Motors Corp.:
7.2%, 1/15/2011 (b)	8,545,000	8,117,750
7.4%, 9/1/2025	3,135,000	2,555,025
8.375%, 7/15/2033 (b)	11,495,000	10,316,762
General Nutrition Center, 144A, 9.796%**, 3/15/2014 (PIK)	3,985,000	3,905,300
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	20,785,000	22,837,519
Gregg Appliances, Inc., 9.0%, 2/1/2013	2,125,000	2,231,250
Group 1 Automotive, Inc., 8.25%, 8/15/2013	1,685,000	1,748,188
Hanesbrands, Inc., 144A, 8.735%**, 12/15/2014	5,085,000	5,180,344
Hertz Corp.:
8.875%, 1/1/2014	8,265,000	8,905,537
10.5%, 1/1/2016 (b)	1,940,000	2,211,600
Idearc, Inc., 144A, 8.0%, 11/15/2016	17,020,000	17,509,325
ION Media Networks, Inc., 144A, 11.61%**, 1/15/2013	3,375,000	3,518,438
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	11,805,000	11,568,900
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	6,295,000	6,436,637
Jarden Corp., 7.5%, 5/1/2017	3,950,000	3,989,500
Lear Corp., Series B, 8.75%, 12/1/2016 (b)	2,840,000	2,712,200
Levi Strauss & Co., 10.11%**, 4/1/2012	275,000	280,500
Liberty Media Corp.:
5.7%, 5/15/2013	540,000	517,736
8.25%, 2/1/2030 (b)	4,510,000	4,508,688
8.5%, 7/15/2029 (b)	5,890,000	6,025,028
Majestic Star Casino LLC, 9.5%, 10/15/2010	635,000	665,956
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)	275,000	281,188
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	1,705,000	1,792,381
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	2,840,000	2,903,900
11.0%, 6/15/2012 (b)	1,270,000	1,203,262
MGM MIRAGE:
6.75%, 9/1/2012	1,405,000	1,396,219
8.375%, 2/1/2011 (b)	3,110,000	3,273,275
9.75%, 6/1/2007	5,545,000	5,572,725
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	6,135,000	6,395,737
NCL Corp., 10.625%, 7/15/2014	1,250,000	1,237,500
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	9,505,000	8,554,500
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	3,550,000	3,771,875
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	1,675,000	1,846,688
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	22,243,000	23,021,505
PRIMEDIA, Inc., 8.875%, 5/15/2011	3,680,000	3,781,200
Quiksilver, Inc., 6.875%, 4/15/2015	3,225,000	3,039,563
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	2,200,000	2,117,500
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009 (b)	21,311,000	22,589,660
Rite Aid Corp.:
7.5%, 3/1/2017	5,660,000	5,589,250
8.625%, 3/1/2015	1,165,000	1,103,838
Seminole Hard Rock Entertainment, Inc., 144A, 7.848%**, 3/15/2014	3,945,000	4,023,900
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10% to 12/15/2014	3,980,000	3,273,550
Sinclair Broadcast Group, Inc., 8.0%, 3/15/2012	4,010,000	4,150,350
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	8,125,000	8,155,469
Six Flags, Inc., 9.75%, 4/15/2013 (b)	4,865,000	4,633,912
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	1,690,000	1,757,600
Station Casinos, Inc., 6.5%, 2/1/2014	4,535,000	4,172,200
TDS Investor Corp., 144A, 9.985%**, 9/1/2014	1,705,000	1,739,100
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014 (b)	3,645,000	3,913,819
The Toy Bank, 9.61%**, 7/1/2012	4,000,000	4,105,640
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	7,405,000	7,479,050
TRW Automotive, Inc., 144A, 7.0%, 3/15/2014 (b)	4,810,000	4,713,800
United Auto Group, Inc., 144A, 7.75%, 12/15/2016	8,465,000	8,549,650
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK) (b)	5,690,000	5,668,662
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	2,633,000	2,672,495
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	15,165,000	15,297,694
Young Broadcasting, Inc., 8.75%, 1/15/2014	16,620,000	15,498,150
		497,138,055
Consumer Staples 2.9%
Del Laboratories, Inc., 8.0%, 2/1/2012	3,130,000	2,918,725
Delhaize America, Inc.:
8.05%, 4/15/2027 (b)	1,070,000	1,136,104
9.0%, 4/15/2031	16,040,000	19,272,397
Harry & David Holdings, Inc., 10.36%**, 3/1/2012	3,410,000	3,486,725
North Atlantic Trading Co., 9.25%, 3/1/2012	8,255,000	8,089,900
Pilgrim's Pride Corp., 7.625%, 5/1/2015	1,410,000	1,406,475
Sally Holdings LLC, 144A, 9.25%, 11/15/2014	5,685,000	5,841,337
Sbarro, Inc., 144A, 10.375%, 2/1/2015	1,990,000	2,069,600
Viskase Co., Inc., 11.5%, 6/15/2011	18,895,000	19,083,950
		63,305,213
Energy 6.8%
Belden & Blake Corp., 8.75%, 7/15/2012	15,730,000	16,083,925
Chaparral Energy, Inc., 8.5%, 12/1/2015	4,050,000	3,999,375
Chesapeake Energy Corp.:
6.25%, 1/15/2018	3,900,000	3,851,250
6.875%, 1/15/2016	11,060,000	11,198,250
7.75%, 1/15/2015 (b)	1,468,000	1,530,390
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016	5,115,000	5,242,875
Delta Petroleum Corp., 7.0%, 4/1/2015 (b)	7,735,000	6,961,500
Denbury Resources, Inc., 7.5%, 12/15/2015	1,140,000	1,151,400
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	1,130,000	1,132,825
7.625%, 10/15/2026	3,951,000	3,832,470
8.375%, 5/1/2016	7,490,000	7,789,600
El Paso Production Holding Corp., 7.75%, 6/1/2013	6,300,000	6,583,500
Frontier Oil Corp., 6.625%, 10/1/2011 (b)	2,470,000	2,463,825
Longview Power, Term Loan B, 144A, 7.625%, 4/1/2014	565,000	569,593
Longview Power Demand Draw, 144A, 7.55%, 4/1/2014	653,333	658,645
Longview Power Letter of Credit, 144A, 7.61%, 4/1/2014	181,667	183,173
Peabody Energy Corp., 7.375%, 11/1/2016	2,280,000	2,399,700
Plains Exploration & Production Co., 7.0%, 3/15/2017 (b)	2,825,000	2,839,125
Quicksilver Resources, Inc., 7.125%, 4/1/2016	2,180,000	2,147,300
Sabine Pass LNG LP:
144A, 7.25%, 11/30/2013	875,000	881,563
144A, 7.5%, 11/30/2016	2,705,000	2,725,287
Seitel, Inc., 144A, 9.75%, 2/15/2014	5,680,000	5,751,000
Stone Energy Corp.:
6.75%, 12/15/2014	9,750,000	9,116,250
144A, 8.11%**, 7/15/2010	2,955,000	2,955,000
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	2,825,000	3,245,852
Transmeridian Exploration, Inc., 12.0%, 12/15/2010 (b)	5,554,000	5,262,415
Williams Companies, Inc.:
8.125%, 3/15/2012 (b)	22,201,000	24,143,586
8.75%, 3/15/2032	9,752,000	11,239,180
Williams Partners LP, 144A, 7.25%, 2/1/2017	2,835,000	2,998,012
		148,936,866
Financials 11.6%
Alamosa Delaware, Inc., 11.0%, 7/31/2010	3,663,000	3,914,937
Ashton Woods USA LLC, 9.5%, 10/1/2015	9,075,000	8,643,937
BCP Crystal Holdings Corp., 9.625%, 6/15/2014	1,130,000	1,283,590
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	1,695,000	1,728,900
E*TRADE Financial Corp.:
7.375%, 9/15/2013	3,105,000	3,244,725
7.875%, 12/1/2015 (b)	2,310,000	2,491,912
8.0%, 6/15/2011	5,413,000	5,697,182
Ford Motor Credit Co.:
7.25%, 10/25/2011 (b)	23,115,000	22,465,538
7.375%, 10/28/2009	44,700,000	44,617,841
7.875%, 6/15/2010	11,255,000	11,296,857
8.0%, 12/15/2016	1,530,000	1,472,232
8.11%**, 1/13/2012	2,710,000	2,649,087
GMAC LLC:
6.875%, 9/15/2011	48,885,000	48,932,370
8.0%, 11/1/2031	21,433,000	22,979,262
Hexion US Finance Corp., 144A, 9.75%, 11/15/2014	2,270,000	2,380,663
iPayment, Inc., 9.75%, 5/15/2014	3,140,000	3,218,500
K&F Acquisition, Inc., 7.75%, 11/15/2014	1,135,000	1,205,938
PGS Solutions, Inc., 144A, 9.625%, 2/15/2015	2,250,000	2,268,295
Pinnacle Foods Finance LLC:
144A, 9.25%, 4/1/2015	2,315,000	2,274,488
144A, 10.625%, 4/1/2017	1,160,000	1,141,150
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	10,940,000	11,377,600
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	12,752,000	13,772,160
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	4,980,000	4,656,300
UCI Holding Co., Inc., 144A, 12.355%**, 12/15/2013 (PIK)	3,519,864	3,493,465
Universal City Development, 11.75%, 4/1/2010	14,315,000	15,156,006
Wimar Opco LLC, 144A, 9.625%, 12/15/2014	7,965,000	7,994,869
Yankee Acquisition Corp.:
144A, 8.5%, 2/15/2015	2,275,000	2,303,438
144A, 9.75%, 2/15/2017 (b)	850,000	860,625
		253,521,867
Health Care 2.5%
Advanced Medical Optics, Inc., 144A, 7.5%, 5/1/2017	4,030,000	4,060,225
Cooper Companies, Inc., 144A, 7.125%, 2/15/2015	5,655,000	5,739,825
HCA, Inc.:
6.5%, 2/15/2016 (b)	3,025,000	2,575,031
144A, 9.125%, 11/15/2014	4,520,000	4,830,750
144A, 9.25%, 11/15/2016	9,975,000	10,760,531
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016	7,395,000	8,042,063
144A, 11.354%**, 6/15/2014	1,130,000	1,220,400
Sun Healthcare Group, Inc., 144A, 9.125%, 4/15/2015	2,895,000	2,967,375
Tenet Healthcare Corp., 9.25%, 2/1/2015 (b)	14,390,000	14,246,100
		54,442,300
Industrials 9.6%
Aleris International, Inc., 144A, 9.0%, 12/15/2014 (PIK)	3,955,000	4,172,525
Allied Security Escrow Corp., 11.375%, 7/15/2011	5,135,000	5,237,700
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	11,646,000	12,286,530
American Color Graphics, 10.0%, 6/15/2010	5,685,000	4,604,850
American Railcar Industries, Inc., 144A, 7.5%, 3/1/2014	2,785,000	2,861,588
ARAMARK Corp.:
144A, 8.5%, 2/1/2015	3,385,000	3,520,400
144A, 8.86%**, 2/1/2015	1,690,000	1,736,475
Baldor Electric Co., 8.625%, 2/15/2017	2,815,000	2,976,863
Belden CDT, Inc., 144A, 7.0%, 3/15/2017	2,820,000	2,876,462
Browning-Ferris Industries:
7.4%, 9/15/2035	9,568,000	9,185,280
9.25%, 5/1/2021	5,165,000	5,604,025
Building Materials Corporation of America, 7.75%, 8/1/2014 (b)	1,120,000	1,100,400
Cenveo Corp., 7.875%, 12/1/2013	7,166,000	7,022,680
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	10,415,000	10,597,262
Congoleum Corp., 8.625%, 8/1/2008*	6,765,000	6,223,800
DRS Technologies, Inc.:
6.625%, 2/1/2016 (b)	1,420,000	1,434,200
7.625%, 2/1/2018 (b)	8,020,000	8,340,800
Education Management LLC, 8.75%, 6/1/2014	2,980,000	3,136,450
Esco Corp.:
144A, 8.625%, 12/15/2013	5,665,000	6,004,900
144A, 9.23%**, 12/15/2013	1,800,000	1,872,000
Esterline Technologies Corp., 144A, 6.625%, 3/1/2017	2,820,000	2,834,100
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	1,140,000	1,131,450
Hawker Beechcraft Acquisition Co.:
144A, 8.5%, 4/1/2015	4,225,000	4,388,719
144A, 8.875%, 4/1/2015 (PIK) (b)	5,440,000	5,623,600
144A, 9.75%, 4/1/2017 (b)	3,020,000	3,155,900
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	2,265,000	2,434,875
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	10,100,000	8,660,750
8.875%, 4/1/2012 (b)	11,060,000	10,645,250
Kansas City Southern:
7.5%, 6/15/2009	2,235,000	2,285,288
9.5%, 10/1/2008	19,534,000	20,461,865
Millennium America, Inc., 9.25%, 6/15/2008	4,625,000	4,798,437
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	5,215,000	5,514,862
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	1,710,000	1,838,250
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	1,095,000	1,225,031
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	1,705,000	1,773,200
Riverdeep Bank, 11.55%, 12/15/2007	6,260,000	6,267,825
Ship Finance International Ltd., 8.5%, 12/15/2013	2,870,000	2,941,750
Steel Dynamics, Inc., 144A, 6.75%, 4/1/2015	2,295,000	2,303,606
Titan International, Inc., 144A, 8.0%, 1/15/2012	8,500,000	8,744,375
TransDigm, Inc., 144A, 7.75%, 7/15/2014	1,690,000	1,744,925
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	5,655,000	5,640,862
Wesco Aircraft:
7.6%, 9/29/2013	743,125	749,048
11.1%, 3/31/2014	500,000	509,845
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	2,025,000	2,065,500
		208,534,503
Information Technology 4.0%
Alion Science & Technology Corp., 144A, 10.25%, 2/1/2015	2,275,000	2,343,250
Freescale Semiconductor, Inc., 144A, 8.875%, 12/15/2014	2,835,000	2,838,544
L-3 Communications Corp.:
5.875%, 1/15/2015	12,640,000	12,276,600
Series B, 6.375%, 10/15/2015	4,430,000	4,391,237
Lucent Technologies, Inc., 6.45%, 3/15/2029 (b)	18,640,000	16,822,600
Sanmina-SCI Corp., 8.125%, 3/1/2016 (b)	8,335,000	7,834,900
SunGard Data Systems, Inc., 10.25%, 8/15/2015 (b)	10,385,000	11,332,631
UGS Corp., 10.0%, 6/1/2012	9,745,000	10,658,594
Unisys Corp., 7.875%, 4/1/2008 (b)	17,365,000	17,451,825
		85,950,181
Materials 11.7%
ARCO Chemical Co., 9.8%, 2/1/2020	28,116,000	32,825,430
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014(b)	5,730,000	4,025,325
Chemtura Corp., 6.875%, 6/1/2016	5,535,000	5,355,112
CPG International I, Inc.:
10.5%, 7/1/2013	9,240,000	9,702,000
12.117%**, 7/1/2012	3,640,000	3,767,400
Crystal US Holdings:
Series A, Step-up Coupon, 0% to 10/1/2009, 10.0% to 10/1/2014	11,110,000	10,293,859
Series B, Step-up Coupon, 0% to 10/1/2009, 10.5% to 10/1/2014(b)	3,110,000	2,888,413
Equistar Chemical Funding, 10.625%, 5/1/2011	6,925,000	7,305,875
Exopack Holding Corp., 11.25%, 2/1/2014	9,820,000	10,507,400
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	4,485,000	4,849,406
GEO Specialty Chemicals, Inc., 144A, 13.349%**, 12/31/2009 (e)	17,095,000	14,103,375
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	1,975,000	1,979,938
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	2,815,000	2,843,150
Hexcel Corp., 6.75%, 2/1/2015	11,685,000	11,542,840
Huntsman LLC, 11.625%, 10/15/2010	15,191,000	16,463,246
International Coal Group, Inc., 10.25%, 7/15/2014	3,970,000	3,989,850
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	7,730,000	6,502,862
Lyondell Chemical Co., 10.5%, 6/1/2013 (b)	1,935,000	2,118,825
MacDermid, Inc., 144A, 9.5%, 4/15/2017	2,900,000	2,972,500
Massey Energy Co.:
6.625%, 11/15/2010	6,715,000	6,782,150
6.875%, 12/15/2013 (b)	6,440,000	6,109,950
Metals USA Holding Corp., 144A, 11.365%, 1/15/2012 (PIK)	3,415,000	3,346,700
Momentive Performance Materials, Inc., 144A, 9.75%, 12/1/2014	4,530,000	4,665,900
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	14,789,000	13,457,990
Neenah Foundry Co., 144A, 9.5%, 1/1/2017	2,825,000	2,825,000
NewMarket Corp., 144A, 7.125%, 12/15/2016	6,805,000	6,770,975
Omnova Solutions, Inc., 11.25%, 6/1/2010	16,020,000	17,021,250
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	11,136,460	167,047
Pliant Corp., 11.625%, 6/15/2009 (PIK)	7	8
Radnor Holdings Corp., 11.0%, 3/15/2010*	1,510,000	5,663
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	2,479,000	2,615,345
Smurfit-Stone Container Enterprises, 144A, 8.0%, 3/15/2017	2,865,000	2,800,538
Terra Capital, Inc., 144A, 7.0%, 2/1/2017	8,255,000	8,213,725
The Mosaic Co., 144A, 7.375%, 12/1/2014	5,100,000	5,316,750
TriMas Corp., 9.875%, 6/15/2012	7,788,000	7,778,265
United States Steel Corp., 9.75%, 5/15/2010	5,580,000	5,859,000
Witco Corp., 6.875%, 2/1/2026	2,360,000	2,011,900
Wolverine Tube, Inc., 10.5%, 4/1/2009	5,105,000	5,105,000
		254,889,962
Telecommunication Services 4.6%
American Cellular Corp., Series B, 10.0%, 8/1/2011	705,000	746,419
Centennial Cellular Operating Co., 10.125%, 6/15/2013	2,310,000	2,494,800
Centennial Communications Corp., 10.0%, 1/1/2013 (b)	6,735,000	7,265,381
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	11,410,000	11,837,875
8.375%, 1/15/2014 (b)	7,285,000	7,448,912
Citizens Communications Co., 144A, 6.625%, 3/15/2015	4,040,000	4,029,900
Dobson Cellular Systems, 9.875%, 11/1/2012	4,435,000	4,834,150
Dobson Communications Corp., 8.875%, 10/1/2013	4,240,000	4,367,200
Insight Midwest LP, 9.75%, 10/1/2009	1,834,000	1,863,803
Intelsat Corp., 144A, 9.0%, 6/15/2016	2,075,000	2,285,094
MasTec, Inc., 144A, 7.625%, 2/1/2017	3,960,000	4,009,500
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	4,265,000	4,510,237
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	16,325,000	16,884,931
Qwest Corp., 7.25%, 9/15/2025 (b)	8,515,000	8,781,094
Rural Cellular Corp., 9.875%, 2/1/2010 (b)	5,265,000	5,554,575
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	6,160,000	6,344,800
US Unwired, Inc., Series B, 10.0%, 6/15/2012 (b)	6,746,000	7,366,531
Windstream Corp., 8.625%, 8/1/2016	265,000	289,844
		100,915,046
Utilities 7.7%
AES Corp., 144A, 8.75%, 5/15/2013	28,105,000	29,931,825
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	22,835,000	25,004,325
CMS Energy Corp., 8.5%, 4/15/2011	19,845,000	21,581,438
Mirant Americas Generation LLC, 8.3%, 5/1/2011	2,225,000	2,280,625
Mirant North America LLC, 7.375%, 12/31/2013	2,205,000	2,260,125
Mission Energy Holding Co., 13.5%, 7/15/2008	16,449,000	17,929,410
NRG Energy, Inc.:
7.25%, 2/1/2014	9,465,000	9,701,625
7.375%, 2/1/2016	19,610,000	20,149,275
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	23,478,000	25,620,367
Regency Energy Partners LP, 144A, 8.375%, 12/15/2013	5,955,000	6,074,100
Sierra Pacific Resources:
6.75%, 8/15/2017 (b)	6,645,000	6,783,223
8.625%, 3/15/2014 (b)	1,263,000	1,366,225
		168,682,563
Total Corporate Bonds (Cost $1,818,087,387)		1,836,316,556

Foreign Bonds — US$ Denominated 12.0%
Consumer Discretionary 2.0%
Dollarama Group LP, 144A, 11.12%**, 8/15/2012	2,835,000	2,863,350
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	3,375,000	3,396,094
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	10,251,000	10,853,246
Kabel Deutschland GmbH, 10.625%, 7/1/2014 (b)	1,495,000	1,666,925
Quebecor World, 144A, 9.75%, 1/15/2015	2,830,000	2,971,500
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014(b)	15,427,000	14,462,813
Unity Media GmbH, 144A, 10.375%, 2/15/2015	2,210,000	2,342,600
Vitro, SA de CV:
144A, 8.625%, 2/1/2012	1,135,000	1,163,375
144A, 9.125%, 2/1/2017 (b)	3,415,000	3,500,375
Series A, 11.75%, 11/1/2013	1,360,000	1,514,700
		44,734,978
Consumer Staples 0.2%
Cerveceria Nacional Dominicana, 144A, 8.0%, 3/27/2014	4,000,000	4,070,000
Energy 0.4%
OPTI Canada, Inc., 144A, 8.25%, 12/15/2014	3,390,000	3,525,600
Secunda International Ltd., 13.36%**, 9/1/2012	5,060,000	5,249,750
		8,775,350
Financials 1.3%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	15,749,000	17,953,860
Doral Financial Corp., 6.19%**, 7/20/2007	4,560,000	4,309,305
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	2,070,488	0
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	3,371,000	3,185,595
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	3,505,000	3,084,400
		28,533,160
Health Care 0.1%
Biovail Corp., 7.875%, 4/1/2010	2,034,000	2,074,049
Industrials 1.6%
Bombardier, Inc.:
144A, 6.3%, 5/1/2014	2,725,000	2,588,750
144A, 8.0%, 11/15/2014	1,585,000	1,640,475
Compagnie Generale de Geophysique-Veritas:
7.5%, 5/15/2015	1,125,000	1,158,750
7.75%, 5/15/2017	2,815,000	2,934,638
Kansas City Southern de Mexico:
144A, 7.625%, 12/1/2013	7,670,000	7,756,287
9.375%, 5/1/2012	7,390,000	7,944,250
12.5%, 6/15/2012	5,844,000	6,264,768
Navios Maritime Holdings, 144A, 9.5%, 12/15/2014 (b)	4,505,000	4,690,831
Supercanal Holding SA, Series REG S, 11.5%, 5/15/2005*	441,000	68,355
		35,047,104
Information Technology 0.2%
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	5,365,000	5,391,825
Materials 1.8%
Cascades, Inc., 7.25%, 2/15/2013	8,363,000	8,363,000
ISPAT Inland ULC, 9.75%, 4/1/2014	11,338,000	12,512,866
Novelis, Inc., 7.25%, 2/15/2015	10,931,000	11,559,532
Rhodia SA, 8.875%, 10/15/2013	3,544,000	3,694,620
Tembec Industries, Inc., 8.625%, 6/30/2009	3,890,000	2,747,313
		38,877,331
Sovereign Bonds 0.5%
Federative Republic of Brazil, 8.875%, 10/14/2019 (b)	3,646,000	4,604,898
Republic of Argentina, 5.475%**, 8/3/2012 (PIK)	5,482,500	5,207,004
		9,811,902
Telecommunication Services 3.9%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	11,095,000	11,205,950
Digicel Group Ltd.:
144A, 8.875%, 1/15/2015 (b)	100,000	97,000
144A, 9.125%, 1/15/2015 (PIK) (b)	1,160,000	1,110,700
Embratel, Series B, 11.0%, 12/15/2008	1,296,000	1,415,880
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	1,605,000	1,572,900
Intelsat Bermuda Ltd.:
144A, 8.872%**, 1/15/2015	560,000	571,200
144A, 9.25%, 6/15/2016	1,695,000	1,877,213
144A, 11.25%, 6/15/2016	5,440,000	6,174,400
Intelsat Ltd., 5.25%, 11/1/2008	5,565,000	5,474,569
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	5,665,000	5,905,762
Millicom International Cellular SA, 10.0%, 12/1/2013	4,605,000	5,042,475
Mobifon Holdings BV, 12.5%, 7/31/2010	12,715,000	13,763,987
Nortel Networks Ltd.:
144A, 9.61%**, 7/15/2011	5,405,000	5,783,350
144A, 10.125%, 7/15/2013 (b)	5,180,000	5,685,050
144A, 10.75%, 7/15/2016	4,215,000	4,678,650
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014 (b)	2,115,000	2,083,275
Stratos Global Corp., 9.875%, 2/15/2013	2,205,000	2,353,838
Virgin Media Finance PLC, 8.75%, 4/15/2014	9,726,000	10,115,040
		84,911,239
Total Foreign Bonds — US$ Denominated (Cost $260,416,865)		262,226,938

Foreign Bonds — Non US$ Denominated 1.6%
Consumer Discretionary 0.1%
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	2,215,000	2,840,552
Financials 0.5%
CEVA Group PLC:
144A, 8.5%, 12/1/2014 EUR	2,845,000	3,919,259
144A, 10.0%, 12/1/2016 EUR	1,680,000	2,378,881
Codere Finance Luxembourg SA, 144A, 8.25%, 6/15/2015 EUR	2,550,000	3,623,577
		9,921,717
Materials 0.5%
Ineos Group Holdings PLC, 144A, 7.875%, 2/15/2016 EUR	2,260,000	2,822,785
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	3,410,000	4,640,660
Rhodia SA, 144A, 6.507%**, 10/15/2013 EUR	3,265,000	4,442,239
		11,905,684
Sovereign Bonds 0.3%
Republic of Argentina, 7.82%, 12/31/2033 (PIK) EUR	4,321,993	5,946,741
Telecommunication Services 0.2%
BCM Ireland, (Preferred), 144A, 10.814%**, 2/15/2017 (PIK) EUR	2,835,000	3,739,796
Hellas Telecom V, 144A, 7.257%**, 10/15/2012 EUR	100,000	136,423
		3,876,219
Total Foreign Bonds — Non US$ Denominated (Cost $32,978,092)		34,490,913

Loan Participation 0.1%
Alliance Mortgage Cycle Loan, Term A, LIBOR plus 7.25%, 12.59%**, 6/4/2010 (Cost $3,540,219)	3,531,250	2,825,000
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration 6/1/2009*	560	0
DeCrane Aircraft Holdings, Inc., 144A, Expiration 9/30/2008*	16,090	0
Total Warrants (Cost $6)		0
	Units	Value ($)

Other Investments 0.6%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	6,700,000	5,829,000
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	10,520,000	6,838,000
Total Other Investments (Cost $14,605,069)		12,667,000
	Shares	Value ($)

Common Stocks 0.1%
GEO Specialty Chemicals, Inc.*	136,705	116,199
GEO Specialty Chemicals, Inc. 144A*	12,448	10,581
IMPSAT Fiber Networks, Inc.*	75,842	700,022
Total Common Stocks (Cost $6,004,539)		826,802

Convertible Preferred Stock 0.1%
Consumer Discretionary
ION Media Networks, Inc. 144A, 9.75%, (PIK)	334	1,452,665
ION Media Networks, Inc. Series AI, 144A, 9.75%, (PIK)	67	289,641
Total Convertible Preferred Stocks (Cost $2,737,425)		1,742,306

Securities Lending Collateral 9.7%
Daily Assets Fund Institutional, 5.35% (c) (d) (Cost $210,975,972)	210,975,972	210,975,972
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,349,345,574)+	108.4	2,362,071,487
Other Assets and Liabilities, Net (b)	(8.4)	(182,120,414)
Net Assets	100.0	2,179,951,073
* Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default.
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	6,765,000	USD	6,665,724	6,223,800
Eaton Vance Corp., CDO II	13.68%	7/15/2012	2,070,488	USD	1,697,739	0
Grupo Iusacell SA de CV	10.0%	7/15/2004	1,605,000	USD	973,163	1,572,900
Oxford Automotive, Inc.	12.0%	10/15/2010	11,136,460	USD	1,155,448	167,047
Radnor Holdings Corp.	11.0%	3/15/2010	1,510,000	USD	1,381,320	5,663
Supercanal Holding SA	11.5%	5/15/2005	441,000	USD	44,100	68,355
					$ 11,917,494	$ 8,037,765
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2007.
+ The cost for federal income tax purposes was $2,370,624,898. At March 31, 2007, net unrealized depreciation for all securities based on tax cost was $8,553,411. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $46,709,078 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $55,262,489.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan amounting to $206,269,382. In addition, included in other assets and liabilities are pending sales, amounting to $500,009 that are also on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2007 amounted to $206,769,391, which is 9.5% of net assets.
(c) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Security has a deferred interest payment of $532,406 from March 31, 2006.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation
LIBOR: London InterBank Offer Rate
PIK: Denotes that all or a portion of interest or dividend is paid in-kind.

The Fund had the following open forward foreign currency exchange contracts at March 31, 2007:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation
EUR	19,719,000	USD	25,934,823	4/11/2007	$ (418,436)
EUR	1,479,328	USD	1,923,363	5/11/2007	(56,090)
EUR	2,559,000	USD	3,345,816	5/11/2007	(78,320)
EUR	1,993,000	USD	2,603,117	5/11/2007	(63,667)
Total unrealized depreciation					$ (616,513)
Currency Abbreviations
EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,138,369,602) — including $206,269,382 of securities loaned	$ 2,151,095,515
Investment in Daily Assets Fund Institutional (cost $210,975,972)*	210,975,972
Total investments in securities, at value (cost $2,349,345,574)	2,362,071,487
Cash	604,879
Foreign currency, at value (cost $4,166,166)	4,174,755
Receivable for investments sold	11,798,135
Interest receivable	47,845,645
Receivable for Fund shares sold	1,920,804
Foreign taxes recoverable	99,122
Other assets	114,826
Total assets	2,428,629,653
Liabilities
Payable for investments purchased	23,628,104
Note Payable	7,800,000
Payable for Fund shares redeemed	2,798,156
Payable upon return of securities loaned	210,975,972
Accrued management fee	1,030,407
Unrealized depreciation on forward currency exchange contracts	616,513
Net payable on closed forward currency exchange contracts	67,290
Other accrued expenses and payables	1,762,138
Total liabilities	248,678,580
Net assets, at value	$ 2,179,951,073
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(2,448,793)
Net unrealized appreciation (depreciation) on: Investments	12,725,913
Foreign currency related transactions	(663,106)
Accumulated net realized gain (loss)	(1,549,596,541)
Paid-in capital	3,719,933,600
Net assets, at value	$ 2,179,951,073
* Represents cash collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,834,578,666 ÷ 335,497,862 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.47
Maximum offering price per share (100 ÷ 95.50 of $5.47)	$ 5.73

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($145,831,453 ÷ 26,688,851 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.46

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($177,855,906 ÷ 32,491,249 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.47

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($21,685,048 ÷ 3,961,621 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.47
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2007 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $25,315)	$ 92,716,063
Interest — Cash Management QP Trust	453,729
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	269,783
Dividends	9,135
Total Income	93,448,710
Expenses: Management fee	5,895,494
Services to shareholders	1,545,734
Distribution service fees	3,742,942
Custodian and accounting fees	51,675
Auditing	37,310
Legal	21,088
Trustees' fees and expenses	24,124
Reports to shareholders	172,786
Registration fees	52,624
Interest expense	123,996
Other	64,956
Total expenses before expense reductions	11,732,729
Expense reductions	(61,257)
Total expenses after expense reductions	11,671,472
Net investment income (loss)	81,777,238
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,122,991
Foreign currency related transactions	(566,891)
4,556,100
Net unrealized appreciation (depreciation) during the period on: Investments	48,842,960
Foreign currency related transactions	(708,515)
48,134,445
Net gain (loss) on investment transactions	52,690,545
Net increase (decrease) in net assets resulting from operations	$ 134,467,783

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006
Operations: Net investment income	$ 81,777,238	$ 170,939,081
Net realized gain (loss) on investment transactions	4,556,100	(34,599,331)
Net unrealized appreciation (depreciation) during the period on investment transactions	48,134,445	25,519,760
Net increase (decrease) in net assets resulting from operations	134,467,783	161,859,510
Distributions to shareholders from: Net investment income: Class A	(81,384,561)	(155,635,114)
Class B	(6,326,593)	(13,936,428)
Class C	(6,885,762)	(11,927,499)
Institutional Class	(933,082)	(1,193,758)
Fund share transactions: Proceeds from shares sold	145,190,379	308,770,386
Reinvestment of distributions	58,398,117	109,039,311
Cost of shares redeemed	(214,067,407)	(550,066,155)
Redemption fees	51,529	107,494
Net increase (decrease) in net assets from Fund share transactions	(10,427,382)	(132,148,964)
Increase (decrease) in net assets	28,510,403	(152,982,253)
Net assets at beginning of period	2,151,440,670	2,304,422,923
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $2,448,793 and $11,303,967, respectively)	$ 2,179,951,073	$ 2,151,440,670

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 5.37	$ 5.42	$ 5.43	$ 5.23	$ 4.62	$ 5.18
Income (loss) from investment operations: Net investment income[b]	.20	.42	.44	.44	.44	.53
Net realized and unrealized gain (loss) on investment transactions	.14	(.02)	.00***	.22	.61	(.53)
Total from investment operations	.34	.40	.44	.66	1.05	—
Less distributions from: Net investment income	(.24)	(.45)	(.45)	(.46)	(.44)	(.55)
Return of capital	—	—	—	—	—	(.01)
Total distributions	(.24)	(.45)	(.45)	(.46)	(.44)	(.56)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 5.47	$ 5.37	$ 5.42	$ 5.43	$ 5.23	$ 4.62
Total Return (%)[c]	6.49d**	7.77	8.12[d]	13.24	23.92	(.60)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,835	1,809	1,926	1,950	1,868	1,603
Ratio of expenses before expense reductions (including interest expenses) (%)	.96*	.96	.96	.94	.97	.96
Ratio of expenses after expense reductions (including interest expenses) (%)	.96*	.96	.96	.94	.97	.96
Ratio of expenses after expense reductions (excluding interest expense) (%)	.95*	.96	.96	.94	.97	.96
Ratio of net investment income (%)	7.64*	7.84	8.00	8.13	8.92	10.39
Portfolio turnover rate (%)	62**	100	113	162	149	154
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 5.37	$ 5.42	$ 5.43	$ 5.23	$ 4.62	$ 5.17
Income (loss) from investment operations: Net investment income[b]	.18	.38	.39	.39	.40	.48
Net realized and unrealized gain (loss) on investment transactions	.13	(.02)	.01	.22	.61	(.52)
Total from investment operations	.31	.36	.40	.61	1.01	(.04)
Less distributions from: Net investment income	(.22)	(.41)	(.41)	(.41)	(.40)	(.50)
Return of capital	—	—	—	—	—	(.01)
Total distributions	(.22)	(.41)	(.41)	(.41)	(.40)	(.51)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 5.46	$ 5.37	$ 5.42	$ 5.43	$ 5.23	$ 4.62
Total Return (%)[c]	5.87d**	6.87	7.45[d]	12.09	22.88	(1.23)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	146	165	212	332	462	514
Ratio of expenses before expense reductions (including interest expenses) (%)	1.80*	1.76	1.81	1.75	1.82	1.79
Ratio of expenses after expense reductions (including interest expense) (%)	1.79*	1.76	1.80	1.75	1.82	1.79
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.78*	1.76	1.80	1.75	1.82	1.79
Ratio of net investment income (%)	6.81*	7.04	7.15	7.32	8.07	9.56
Portfolio turnover rate (%)	62**	100	113	162	149	154
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 5.38	$ 5.43	$ 5.44	$ 5.24	$ 4.63	$ 5.19
Income (loss) from investment operations: Net investment income[b]	.18	.38	.39	.40	.40	.48
Net realized and unrealized gain (loss) on investment transactions	.13	(.02)	.01	.22	.61	(.53)
Total from investment operations	.31	.36	.40	.62	1.01	(.05)
Less distributions from: Net investment income	(.22)	(.41)	(.41)	(.42)	(.40)	(.50)
Return of capital	—	—	—	—	—	(.01)
Total distributions	(.22)	(.41)	(.41)	(.42)	(.40)	(.51)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 5.47	$ 5.38	$ 5.43	$ 5.44	$ 5.24	$ 4.63
Total Return (%)[c]	5.89d**	6.94	7.49[d]	12.12	23.11	(1.61)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	178	159	153	156	165	127
Ratio of expenses before expense reductions (including interest expense) (%)	1.72*	1.71	1.75	1.71	1.82	1.79
Ratio of expenses after expense reductions (including interest expenses) (%)	1.72*	1.71	1.74	1.71	1.82	1.79
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.71*	1.71	1.74	1.71	1.82	1.79
Ratio of net investment income (loss) (%)	6.88*	7.09	7.21	7.36	8.07	9.56
Portfolio turnover rate (%)	62**	100	113	162	149	154
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.38	$ 5.42	$ 5.43	$ 5.23	$ 4.63	$ 4.65
Income (loss) from investment operations: Net investment income[c]	.21	.44	.46	.45	.44	.08
Net realized and unrealized gain (loss) on investment transactions	.13	(.01)	.00***	.22	.62	(.02)
Total from investment operations	.34	.43	.46	.67	1.06	.06
Less distributions from: Net investment income	(.25)	(.47)	(.47)	(.47)	(.46)	(.08)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 5.47	$ 5.38	$ 5.42	$ 5.43	$ 5.23	$ 4.63
Total Return (%)	6.44d**	8.33[d]	8.49[d]	13.32	24.33	1.14**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	18	13	10	1.001
Ratio of expenses before expense reductions (including interest expense) (%)	.68*	.69	.66	.65	.83	.82*
Ratio of expenses after expense reductions (including interest expenses) (%)	.67*	.68	.59	.65	.83	.82*
Ratio of expenses after expense reductions (excluding interest expense) (%)	.66*	.68	.59	.65	.83	.82*
Ratio of net investment income (loss) (%)	7.93*	8.12	8.36	8.42	9.06	14.14*
Portfolio turnover rate (%)	62**	100	113	162	149	154
[a] For the six months ended March 31, 2007 (Unaudited).
[b] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS High Income Fund (the "Fund"), is a diversified series of the DWS High Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments quarterly based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2006, the Fund had a capital loss carryforward of approximately $1,495,055,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007 ($39,696,000), September 30, 2008 ($126,549,000), September 30, 2009 ($173,248,000), September 30, 2010 ($283,200,000), September 30, 2011 ($620,426,000), September 30, 2012 ($194,012,000), September 30, 2013 ($13,591,000), and September 30, 2014 ($44,333,000) the respective expiration dates, whichever occurs first. In addition, from November 1, 2005 through September 30, 2006, the Fund incurred approximately $37,871,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2007.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from October 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 60 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended March 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $682,978,218 and $664,072,552, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, accrued daily and payable monthly, at the following rates:

First $250 million of the Fund's average daily net assets	.580%
Next $750 million of such net assets	.550%
Next $1.5 billion of such net assets	.530%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.480%
Next $2.5 billion of such net assets	.460%
Next $2.5 billion of such net assets	.440%
Over $12.5 billion of such net assets	.420%

Accordingly, for the six months ended March 31, 2007, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Service Provider Fees	Total Aggregated	Unpaid at March 31, 2007
Class A	$ 934,097	$ 518,698
Class B	130,356	93,790
Class C	77,475	44,599
Institutional Class	5,806	2,421
	$ 1,147,734	$ 659,508

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2007
Class B	$ 587,481	$ 95,899
Class C	630,912	113,045
	$ 1,218,393	$ 208,944

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2007	Annualized Effective Rate
Class A	$ 2,124,838	$ 349,099.23%
Class B	193,311	28,777.25%
Class C	206,400	23,698.25%
	$ 2,524,549	$ 401,574

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2007, aggregated $194,246.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2007, the CDSC for Class B and C shares aggregated $162,121 and $1,852, respectively. A deferred sales charge of up to .85% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2007, DWS-SDI received an aggregate CDSC of $1,987 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2007, the amount charged to the Fund by DIMA included in Statement of Operations under "reports to shareholders" aggregated $13,300, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

For the six months ended March 31, 2007, the Advisor agreed to reimburse the Fund $14,172, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2007, the Fund's custodian fees were reduced by $2,896 and $44,189, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At March 31, 2007, the Fund had a $7,800,000 outstanding loan. Interest expense incurred on the borrowing was $31,500 for the six months ended March 31, 2007. The average dollar amount of the borrowings was $6,118,750, the weighted average interest rate on these borrowings was 5.87% and the Fund had a loan outstanding for thirty two days throughout the period.

G. Borrowings

Effective October 11, 2006, the Fund entered into a credit facility with State Street Bank and Trust Company and Societe Generale. Under the terms of this agreement, any loan obtained by the Fund will bear interest at the Fed Funds Rate plus 0.65%, which is payable at maturity. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $111,000,000 at any one time and which is available until October 10, 2007. No loans were initiated under this credit facility during the period ending March 31, 2007.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	19,073,547	$ 104,040,952	42,203,013	$ 227,068,496
Class B	1,969,814	10,737,391	4,453,257	23,935,214
Class C	4,956,114	27,078,405	7,325,036	39,469,098
Institutional Class	612,049	3,333,631	3,396,177	18,297,578
		$ 145,190,379		$ 308,770,386
Shares issued to shareholders in reinvestment of distributions
Class A	9,230,791	$ 50,228,398	17,531,171	$ 93,967,292
Class B	609,172	3,311,814	1,357,728	7,274,071
Class C	721,692	3,932,728	1,259,053	6,756,470
Institutional Class	169,734	925,177	194,289	1,041,478
		$ 58,398,117		$ 109,039,311
Shares redeemed
Class A	(29,589,390)	$ (161,363,552)	(78,203,409)	$ (420,904,387)
Class B	(6,616,016)	(36,101,587)	(14,315,949)	(77,048,416)
Class C	(2,809,694)	(15,338,574)	(7,090,383)	(38,149,986)
Institutional Class	(231,571)	(1,263,694)	(2,598,291)	(13,963,366)
		$ (214,067,407)		$ (550,066,155)
Redemption fees		$ 51,529		$ 107,494
Net increase (decrease)
Class A	(1,285,052)	$ (7,053,762)	(18,469,225)	$ (99,769,260)
Class B	(4,037,030)	(22,042,911)	(8,504,964)	(45,832,929)
Class C	2,868,112	15,674,015	1,493,706	8,077,535
Institutional Class	550,212	2,995,276	992,175	5,375,690
		$ (10,427,382)		$ (132,148,964)

I. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYIX
CUSIP Number	23337M 107	23337M 206	23337M 305	23337M 404
Fund Number	8	208	308	513

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of DWS High Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 29, 2007